                                     [LOGO]
                                 HEALTHDESK [TM]
                                   CORPORATION
             INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA

                                                               COMMON STOCK

      NUMBER                                                      SHARES
 -----------------                                           -----------------
|                 |                                         |                 |
|                 |                                         |                 |
|                 |                                         |                 |
 -----------------                                           -----------------
                      SEE REVERSE FOR CERTAIN DEFINITIONS
                        AND A STATEMENT AS TO THE RIGHTS,
                          PREFERENCES, PRIVILEGES AND
                             RESTRICTIONS ON SHARES

                                CUSIP 4220T 10 2


This Certifies that





is the record holder of



    FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, NO PAR VALUE, OF

   ------------------------- HEALTHDESK CORPORATION -------------------------

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:
       -------------------------                 ----------------------------
         CHIEF FINANCIAL OFFICER                        PRESIDENT AND
                                                    CHIEF EXECUTIVE OFFICER


                             HEALTHDESK CORPORATION
                                  INCORPORATED

                                   AUGUST 28,
                                      1992

                                   CALIFORNIA



                                     COUNTERSIGNED AND REGISTERED:
                                        AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                 TRANSFER AGENT AND REGISTRAR

                                     BY
                                        ---------------------------------------
                                                  AUTHORIZED SIGNATURE

                               STOCK CERTIFICATE

         A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares and upon the holders thereof as established, from time to time, by the Articles of Incorporation of the Corporation and by any certificate of determination, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon written request and without charge from the Secretary of the Corporation at its corporate headquarters.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                            UNIF GIFT MIN ACT -
                                                                           ----------------           -------------
TEN ENT - as tenants by the entireties                                        (Cust)                     (Minor)
JTT TEN -     as joint tenants with right of                         under Uniform Gifts to Minors
           survivorship and not as tenants                           Act
           in common                                                    ---------------------------------------------
                                                                                        (State)
                                                          UNIF TRF MIN ACT -                Custodian (until age     )
                                                                            ---------------                      ----
                                                                               (Cust)
                                                                                              under Uniform Transfers
                                                                            ---------------
                                                                              (Minor)
                                                                            to Minors Act
                                                                                          ---------------------------
                                                                                                     (State)





    Additional abbreviations may also be used though not in the above list.



FOR VALUE RECEIVED,                       hereby sell, assign and transfer unto
                   ----------------------



PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
 -------------------------------------
|                                     |
|                                     |
 ------------------------------------





-------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

                               STOCK CERTIFICATE

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                     Shares
---------------------------------------------------------------------
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


                                                                      Attorney
----------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated
      ------------------------------------

                                         X
                                           ------------------------------------

                                         X ------------------------------------
                                   NOTICE: THE  SIGNATURE(S) TO THIS ASSIGNMENT
                                           MUST  CORRESPOND WITH THE NAME(S) AS
                                           WRITTEN   UPON   THE   FACE  OF  THE
                                           CERTIFICATE  IN  EVERY   PARTICULAR,
                                           WITHOUT ALTERATION OR ENLARGEMENT OR
                                           ANY CHANGE WHATEVER.


 Signature(s) Guaranteed



By
   ------------------------------------------
THE  SIGNATURE(S)  SHOULD BE GUARANTEED BY AN
ELIGIBLE   GUARANTOR    INSTITUTION   (BANKS,
STOCKBROKERS,  SAVINGS AND LOAN  ASSOCIATIONS
AND  CREDIT  UNIONS  WITH  MEMBERSHIP  IN  AN
APPROVED   SIGNATURE    GUARANTEE   MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad - 15.